PROMISSORY NOTE
                                 ---------------

$2,050,000                                                   New York, New York
Initial Maximum Principal Amount                                 August 2, 1999
(without accrued and capitalized interest)

                  FOR VALUE RECEIVED, ORPHAN MEDICAL INC., a Minnesota corporation (together with its permitted successors and assigns, the "BORROWER"), hereby promises to pay to the order of UBS CAPITAL II LLC (together with its successors and assigns, the "PAYEE"), at the offices of Union Bank of Switzerland, New York Branch located at 299 Park Avenue, New York, New York 10171-0026, or at such other place as the Payee or any holder hereof may from time to time designate, on August 2, 2002 (the "STATED MATURITY DATE"), or earlier as hereinafter referred to, the principal sum of TWO MILLION AND FIFTY THOUSAND DOLLARS ($2,050,000), or such portion thereof as shall have been advanced and be outstanding hereunder, and to pay interest, as provided herein, on the unpaid portion of said principal sum from the date any such portion is advanced in accordance with the terms hereof until such principal amount shall be paid in full. All payments in respect of this Note shall be made in lawful money of the United States of America and in immediately available funds, except as expressly provided below.

                  The Borrower may request an advance hereunder, in an amount not less than $500,000, to be advanced on any day that the Payee is open for business in New York City, New York (a "BUSINESS DAY"). All advances hereunder shall be made on telephonic notice by the Borrower, given not later than 11:00 a.m. (New York City time) five days prior to the requested date of the advance, confirmed in writing (which notice shall be irrevocable), and shall specify the date and amount of the requested advance. The Payee, subject to the conditions set forth in Exhibit A hereto, shall make available the amount of the requested advance in immediately available funds at such account in the United States as directed in writing by the Borrower. Amounts, once borrowed and repaid, may not be reborrowed.

                  Interest on this Note shall accrue at the rate of 7.5% per annum and be payable on March 15th and September 15th of each year and on the date that this Note becomes due and payable; PROVIDED, HOWEVER, that notwithstanding the foregoing, interest on outstanding principal and interest shall accrue at the rate of 9.5% per annum (the "DEFAULT RATE") while any Event of Default hereunder is continuing and shall be payable upon demand. Unless the Borrower elects in writing to the Payee to make payment of interest on this Note in cash to the Payee, accrued interest that is due and payable hereunder shall automatically, on the applicable due date with respect to such interest, be added to the outstanding principal amount due and owing on this Note ("CAPITALIZED INTEREST") and then be deemed paid hereunder. Interest shall be calculated on the actual number of days elapsed in a year of 360 days.

                  This Note may be prepaid, without premium, in whole or in part at any time, in each case, together with accrued and unpaid interest through the date of prepayment on the amount being prepaid. Amounts, once borrowed and repaid, may not be reborrowed.

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                  The records of the Payee shall be, absent manifest error,
conclusive evidence of the advances and accrued and capitalized interest thereon and of all payments made in respect thereof.

                  On the Stated Maturity Date, so long as (x) no Event of Default (as defined below) is continuing, and (y) the Common Stock is regularly being traded on the NASDAQ National Market System or on another recognized national stock exchange, the Borrower, at its option, may elect to pay all (but not less than all) amounts of interest then due and owing under this Note (including all Capitalized Interest) by tendering to the Payee on the Stated Maturity Date the Conversion Shares, free and clear of any lien, security interest or other charge or encumbrance of any nature whatsoever and free and clear of any contractual restrictions on sale and resale. Upon receipt by the Payee of the Conversion Shares in compliance with the terms set forth above, amounts of interest (and no other amounts) due and owing under this Note up to the Market Value of the Conversion Shares shall be deemed to have been paid hereunder.

                  For the purpose of the immediately prior paragraph, the following terms have the meanings set forth below:

                            "COMMON STOCK" shall mean the Borrower's common stock, $.01 par value per share.

                            "CONVERSION SHARES" shall mean at least that number of shares of the Common Stock with an aggregate Market Value at least equal to all (but not less than all) amounts of interest then due and owing under this Note (including all Capitalized Interest).

                           "MARKET VALUE" shall mean the average of the last reported sale price, or in the case no sale takes place on such day, the average of the closing bid and asked price on such day, in either case, as reported on a national securities exchange, or if the Common Stock is not listed on a national securities exchange, on the NASDAQ National Market System for the 30 trading days preceding the Stated Maturity Date.

                  The Borrower hereby makes the representations and warranties, and hereby agrees to perform and observe the covenants, set forth in Exhibits B and C, respectively, hereto.

                  This Borrower is issuing this Note simultaneously with the issuance of a detachable, convertible warrant convertible into 282,353 shares of Series D Non-Voting Preferred Stock of the Borrower (the "WARRANT"). The obligations under this Note are and shall be in full force and effect whether or not the Warrant may be or has been exercised in accordance with its terms. This
Note is being issued with "original issue discount" or "OID" as such terms are described in Section 1273 of the Internal Revenue Code of 1986 (the "Code"). The following information is provided in accordance with the requirements of Section 1275-3 (b) of the Treasury Regulations: The issue price of this Note is $1,968,000; the Note is being issued with $82,000 of OID; and the yield to maturity of the Note is 9.05%. All of the terms used in the preceding sentence have the meanings given them in Sections 1271 through 1275 of the Code or in the Treasury Regulations issued thereunder.

                  The Payee may utilize as payment, from time to time at its sole and absolute election, and the Borrower shall accept as payment, such amount as designated by the Payee from that amount then outstanding under this Note, in partial or total consideration for payment of any amount then payable to the Borrower under the Warrant or the other warrant issued to Payee on the date hereof which is convertible into either 2,600 shares of Series C Convertible Preferred Stock or 400,000 shares of Series D Non-Voting Preferred Stock (the "Convertible Warrant") pursuant to the terms contained therein. Amounts so designated by the Payee from time to time as payment under the Warrant or the Convertible Warrant (once credited by the Borrower as being paid under the Warrant or the Convertible Warrant) shall be deemed as a prepayment by the Borrower of the identical amount then outstanding under this Note.

                  The Payee or any other holder of this Note may declare all indebtedness evidenced by this Note to be immediately due and payable upon the happening of any of the following events (each, an "EVENT OF DEFAULT"): (1) the failure of the Borrower to make any payment due hereunder on the date due and payable, (2) a default by the Borrower in the payment or performance of any material obligation, term, condition or event of default of any other agreement between the Borrower and the Payee (or any of its affiliates), (3) any representation or warranty on Exhibits A or B made or deemed made by the Borrower in or in connection with this Note or any advance hereunder shall prove to have been false or misleading in any material respect when so made, or deemed made; (4) the Borrower shall fail to observe or perform any covenant, condition or agreement contained herein and such failure shall not have been remedied within 10 days following the Borrower having obtained actual knowledge thereof;
(5) judgments or orders for payment of money (other than judgments or orders in respect of which adequate insurance is maintained for the payment thereof) in excess of $50,000 in the aggregate against the Borrower remains unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 45 days of more, (6) the filing by or against the Borrower of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, relief as a debtor or other relief under the bankruptcy, insolvency or similar laws of the United States or any state or territory thereof or any foreign jurisdiction, now or hereafter in effect; (7) the making of any general assignment by the Borrower for the benefit of creditors; (8) the appointment of a receiver or trustee for the Borrower or for any substantial assets of the Borrower, including, without limitation, the appointment of, or taking possession by, a "custodian", as defined in the Federal Bankruptcy Code; (9) nonpayment by the Borrower when due, whether by acceleration, demand or otherwise, of any indebtedness for borrowed money in an amount not less than $250,000 owing to any party other than the Payee, or the occurrence of any event which could result in acceleration of the time for payment of any such indebtedness; (10) the Borrower shall (or shall enter into any agreement that contemplates that the Borrower shall) consolidate or merge with or into any other person or convey or transfer its properties and assets substantially as an entirety to any person, or enter into any transaction or series of transactions that would result in the occurrence of any "Liquidity Event" or "Change of Control" (each of such terms as defined in the Warrant) under the Warrant; or
(11) the occurrence of any event or change that has caused or evidences, either in any case, or in the aggregate, a material adverse change in the business, assets, operations, prospects or condition (financial or otherwise) of the Borrower.

                  During the continuation of any Event of Default, (i) interest on all amounts outstanding hereunder shall accrue interest at the Default Rate; and (ii) the Payee may exercise any

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


remedies and take any other appropriate action to protect and enforce its rights and remedies as is provided for under applicable law.

                  No failure by the Payee to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Payee of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Payee as herein specified are cumulative and not exclusive of any other rights or remedies which the Payee may have under law or otherwise.

                  The Borrower waives diligence, demand, presentment, protest and notice of any kind, and assents to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice.

                  The Borrower agrees to pay, in addition to unpaid principal and interest, all costs and expenses (including attorneys' fees) incurred in connection with this Note, including, without limitation, in attempting or effecting collection hereunder, or in any renegotiating, work-out or restructuring of this Note.

                  This Note shall inure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns. The Payee may assign this Note to any other person, firm or corporation. The Borrower may not assign its rights or obligations hereunder or any interest herein without the prior written consent of the Payee.

                  This Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the Borrower and the Payee or any holder hereof.

                  THE BORROWER WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN OR AMONG THEM IN CONNECTION WITH THIS AGREEMENT AND INSTEAD ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BY BENCH TRIAL WITHOUT A JURY.

                  THE BORROWER AGREES THAT ANY ACTION OR PROCEEDING WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN OR AMONG THEM SHALL BE RESOLVED ONLY BY STATE OR FEDERAL COURTS LOCATED IN THE CITY OF NEW YORK (IT BEING UNDERSTOOD THAT APPEALS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING MAY BE HEARD IN AN APPEALS COURT OUTSIDE OF THE CITY OF NEW YORK), UNLESS NO SUCH COURT HAS ADEQUATE JURISDICTION, AND EACH PARTY HERETO CONSENTS TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS IN THE CITY OF NEW YORK IN ANY SUCH ACTION OR PROCEEDING AND IRREVOCABLY WAIVES ANY OBJECTION, WHETHER BASED ON INCONVENIENT FORUM, IMPROPER VENUE OR OTHERWISE TO SUCH ACTION OR PROCEEDING BEING HEARD IN SUCH COURT.

                            [CONTINUED ON NEXT PAGE]

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


                  THIS NOTE AND THE VALIDITY HEREOF AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL, IN A MANNER CONSISTENT WITH SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK, BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.


                                    ORPHAN MEDICAL INC.


                                    By: /s/ John Howell Bullion
                                       -------------------------------------
                                      Name: John Howell Bullion
                                      Title: Chairman and Chief Executive
                                              Officer

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


                                    Exhibit A
                        Conditions Precedent to Advances


                  In connection with each request for an advance under the Note,(and by the Borrower's acceptance of the proceeds of each such advance) the Borrower hereby represents and warrants to the Payee on and as the date of such advance that:

                           1. Each of the representations and warranties set forth on Exhibit B hereto are true and correct in all material respects (unless any such representation or warranty speaks as of a particular date, in which case it shall be deemed repeated as of such date);

                           2. No Event of Default is continuing;

                           3. There has been no material adverse change in (i) the business, property, operations or condition (financial or otherwise) or prospects of the Borrower or (ii) the ability of the Borrower to perform its obligations hereunder or under the Warrant; and

                           4. The total aggregate principal amount of all advances made under the Note (without regard to prepayments thereon) does not exceed $2,600,000.

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



                                    Exhibit B
                         Representations and Warranties

                  The Borrower hereby represents and warrants to the Payee that, except as disclosed in the attached Schedule B:

                           1. Organization, Standing, etc. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota, and has the requisite corporate power and authority to own its properties and to carry on its business as it is now being conducted. The Borrower has the requisite corporate power and authority to issue the Note and the Warrant and to otherwise perform its obligations under this Note.

                           2. Governing Instruments. The copies of the Articles of Incorporation and bylaws of the Borrower which have been delivered to legal counsel for the Payee prior to the execution of this Note are true and complete copies of the duly and legally adopted Articles of Incorporation and bylaws of the Borrower in effect as of the date of this agreement.

                           3. Qualification. The Borrower is duly qualified, licensed or domesticated as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or the properties owned or leased by it makes such qualification, licensing or domestication necessary and in which failure to so qualify or be licensed or domesticated would have a material adverse impact upon its business.

                           4. Compliance With Applicable Laws and Other
         Instruments. The business and operations of the Borrower have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of all governmental authorities. Neither the execution nor delivery of, nor the performance of or compliance with, this Note or the Warrant nor the consummation of the transactions contemplated hereby or the Warrant will, with or without the giving of notice or passage of time, result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any asset or property of the Borrower pursuant to, any agreement or other instrument to which the Borrower is a party or by which it or any of its properties, assets or rights is bound or affected, and will not violate the Articles of Incorporation or bylaws of the Borrower. The Borrower is not in violation of its Articles of Incorporation or bylaws nor in violation of, or in default under, any lien, indenture, mortgage, lease, agreement, instrument, commitment or arrangement. The Borrower is not subject to any restriction which would prohibit it from entering into or performing its obligations under this Note or the Warrant.

                           5. No Consents. The Borrower is not required to obtain the consent of any other party or any consent, license, approval, exemption or authorization from, or registration, filing or declaration with, any commission, board, agency, court or governmental authority in connection with the execution, delivery, performance, validity or enforceability of this Note or the Warrant, except such as have been obtained.

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


                           6. Outstanding Debt. Other than this Note, the Borrower does not have any material indebtedness incurred as the result of a direct borrowing of money, including, but not limited to, indebtedness with respect to trade accounts, except as set forth in Schedule B. The Borrower is not in default in the payment of the principal of or interest or premium on any such indebtedness, and no event has occurred or is continuing under the provisions of any instrument, document or agreement evidencing or relating to any such indebtedness which with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder.

                           7. Corporate Acts and Proceedings. This Note and the Warrant each has been duly authorized by all necessary corporate action on behalf of the Borrower, has been duly executed and delivered by authorized officers of the Borrower, and is a valid and binding agreement on the part of the Borrower that is enforceable against the Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies. Simultaneously with the execution hereof, the Borrower shall have reserved a sufficient number of its shares of undesignated capital stock for issuance as Conversion Shares. All corporate and shareholder action necessary to the authorization, creation, issuance and delivery of the Conversion Shares has been taken by the Company.

                           8. Investment Company. The Borrower is not an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                           9. Margin Stock. The Borrower does not own and has no intention of acquiring any "margin stock" as defined in Regulation G (12 CFR Part 207) of the Board of Governors of the Federal Reserve System (herein called "MARGIN STOCK"). None of the advances made hereunder will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is currently a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation G. Neither the Payee nor any agent acting on its behalf has taken or will take any action which might cause this Indenture or the Notes to violate Regulation G, Regulation T or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, as amended, in each case as in effect now or as the same may hereafter be in effect, nor will the Borrower at any time acquire or hold any margin stock at any time during the term of this Note.

                           10. Brokers or Finders. No person, firm or corporation has or will have, as a result of any act or omission of the Borrower, any right, interest or valid claim against the Borrower or any Investor for any commission, fee or other compensation as a finder or broker in connection with the transactions contemplated by this Note or the Warrant. The Borrower will indemnify and hold each of the Payee harmless against any and all liability with respect to any such commission, fee or other compensation which may be payable or determined to be payable in connection with the transactions contemplated by this Note.

                           11. Litigation; Governmental Proceedings. There are no legal actions, suits, arbitrations or other legal, administrative or governmental proceedings or investigations pending or, to the knowledge of the Borrower, threatened against the Borrower, or its properties or business, and the Borrower is not aware of any facts which are likely to result in or form the basis for any such action, suit or other proceeding. The Borrower is not in default with respect to any judgment, order or decree of any court or any governmental agency or instrumentality. The Borrower has not been threatened with any action or proceeding under any business or zoning ordinance, law or regulation.

                           12. Accuracy of Representations and Warranties. The representations and warranties of the Borrower contained in the Stock Purchase Agreement with the investors named therein, dated as of August __, 1999, are true and correct.

                                    Exhibit C
                                    Covenants

                  The Borrower hereby covenants and agrees, so long as any amounts remain outstanding under the Note, that:

                           1. Maintenance of Existence. The Borrower shall keep in full effect its existence, rights and franchises as a corporation, under the laws of the State of Minnesota and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Note and the Warrants. The Borrower shall at all times operate in accordance with its certificate of formation.

                           2. Compliance with Law. The Borrower shall comply in all material respects with all applicable laws, rules, regulations and orders of any governmental authority, and preserve and maintain its corporate existence, rights, franchises, qualifications and privileges, except to the extent that the failure so to comply with such laws, rules and regulations or the failure so to preserve and maintain such existence, rights, franchises, qualifications and privileges would not adversely affect the ability of the Borrower to perform its obligations under this Note or the Warrant.

                           3. Books and Records. The Borrower shall keep its books and accounts in accordance with generally accepted accounting principles consistently applied.

                           4. Payment of Taxes. The Borrower shall pay all taxes, assessments, and governmental charges or levies imposed on it or upon its income or profits or upon any of its assets, provided that the payment of any such tax, assessment, charge or levy shall not be required so long as the amount, applicability or validity thereof shall be contested in good faith by appropriate proceedings and the Borrower shall have set aside on its books adequate reserves in respect thereof (segregated to the extent required by GAAP).

                           5. Intellectual Property. The Borrower shall protect and maintain in full force and effect (x) its "orphan drug producer" designation under applicable federal law and regulation, and (y) each of the following intellectual property owned, used, or licensed by the Borrower as licensee or licensor:

                                            (1) the name "Orphan Medical," all
                           fictional business names, trading names, registered and unregistered trademarks, service marks, and applications (collectively, "MARKS");

                                            (2) all patents, patent
                           applications, and inventions and discoveries that may be patentable (collectively, "PATENTS");

                                            (3) all copyrights in both published
                           works and unpublished works (collectively,
                           "COPYRIGHTS");

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


                                            (4) all know-how, trade secrets,
                           confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints (collectively, "TRADE SECRETS").

                           6. Negative Covenants. The Borrower shall not:

                                    (a) sell, assign (by operation of law or
                  otherwise), transfer, exchange or lease any of its assets except in the ordinary course of business;

                                    (b) pledge, mortgage or otherwise dispose of
                  any of its assets or create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any part of its assets, tangible or intangible, except in the ordinary course of business and not in connection with a securitization or the incurrence of indebtedness for borrowed money;

                                    (c) incur any debts, obligations or
                  liabilities, absolute, accrued or contingent, including lease obligations, whether due or to become due, except current liabilities that do not rank superior to the indebtedness under the Notes and are incurred in the ordinary course of business that (individually or in the aggregate) and that will not materially and adversely affect the business, properties or prospects of the Borrower;

                                    (d) make any change in the character of its
                  business that could materially adversely affect the ability of the Borrower to perform its obligations under this Note or the Warrant;

                                    (e) pay any obligation or liability other
                  than, or discharged or satisfied any lien, security interest or other charge or encumbrance other than those securing, current liabilities, in each case in the ordinary course of business;

                                    (f) declare or make any payment to or
                  distribution to its shareholders as such, or purchased or redeemed any of its shares of capital stock, or obligate itself to do so;

                                    (g) issue or sell any shares of capital
                  stock or other securities (other than shares issued upon exercise of warrants or options that were outstanding as of August __, 1999) or grant any options, warrants, or other purchase rights with respect thereto other than those in favor of the Payee, except as otherwise permitted by the Stock Purchase Agreement dated as of the date hereof between the Borrower and the Payee;

                                    (h) make any acquisition or disposition of
                  any material assets or became involved in any other material transaction, other than for fair value in the ordinary course of business;

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


                                    (i) increase the compensation payable, or to
                  become payable, to any of its directors or employees, or made any bonus payment or similar arrangement with any of its directors or employees or increased the scope or nature of any fringe benefits provided for its employees or directors, other than normal compensation adjustments and bonuses; or

                                    (j)     agree to do any of the foregoing.




                                      112